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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):     August 25, 2004

                       CHASE MORTGAGE FINANCE CORPORATION

            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)




Delaware                          333-110968                52-1495132
-----------------------------     ---------------------     -------------------
(State or other jurisdiction      (Commission               (IRS Employer
of incorporation)                 File Number)              Identification No.)


343 Thornall Street, Edison, NJ                      08837
--------------------------------------------         ------------------
(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:  (732) 205-0600


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(Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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SECTION 8 - OTHER EVENTS

Item 8.01 Other Events.

On or about August 25, 2004, Chase Mortgage Finance Corporation (the "Depositor") made the distributions to holders of its Mortgage Pass-Through Certificates, Series 2004-S1, Series 2004-S2, Series 2004-S3 and Series 2004-S4 contemplated by the applicable Pooling and Servicing Agreement for such Series (collectively, the "Pooling and Servicing Agreement").

Copies of the Certificateholders' Reports with respect to such distributions delivered pursuant to Section 6.02 of the Pooling and Servicing Agreement are being filed as exhibits to this Current Report on Form 8-K.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.                Description
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   99.1                    Monthly Reports with respect to the August 25, 2004
                           distribution.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          JPMORGAN CHASE BANK
                                          (f/k/a "The Chase Manhattan Bank"),
                                          As Paying Agent, on behalf of
                                          Chase Mortgage Finance Corp.

                                          By: /s/ Andrew M. Cooper
                                              -------------------------------
                                          Name: Andrew M. Cooper
                                          Title:  Assistant Vice President
                                          Date: September 2, 2004




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                            INDEX TO EXHIBITS
                            ----------------------------

Exhibit No.                 Description
-----------                 --------------
    99.1                    Monthly Reports with respect to the distribution to
                            certificateholders on August 25, 2004.